Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of TransDigm Group Incorporated (the “Company”) for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Nicholas Howley, Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company.

Date: August 10, 2007

/s/ W. Nicholas Howley
Name:	W. Nicholas Howley
Title:	Chairman of the Board of Directors and
Chief Executive Officer (Principal Executive Officer)